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                                                                  EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated February 19, 1999 included in this Annual Report on Form 10-K, into Pogo Producing Company's previously filed Registration Statement File Nos. 33-54969, 333-04233 and 333-72129.

                                             /s/ ARTHUR ANDERSEN LLP

                                             ARTHUR ANDERSEN LLP


Houston, Texas
February 26, 1999